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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 22, 2001



                         CB RICHARD ELLIS SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                  001-12231                      52-1616016
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    (State or Other         (Commission File Number)            (IRS Employer
    Jurisdiction of                                          Identification No.)
    Incorporation)



       355 S. Grand Avenue, Suite 3100, Los Angeles, California      90071
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                  (Address of Principal Executive Offices)         (Zip Code)

                                 (213) 613-3333
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               Registrant's Telephone Number, Including Area Code

                                       NA

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          (Former Name or Former Address, if Changed Since Last Report)






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     This Current Report on Form 8-K is filed by CB Richard Ellis Services,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 9. Regulation FD Disclosure

     CB Richard Ellis Services, Inc. and CBRE Holding, Inc. issued a press release dated October 22, 2001 announcing its preliminary, unaudited results of operations for the eight month period ended August 31, 2001.

     The press release is filed herewith as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 22, 2001            CB RICHARD ELLIS SERVICES, INC.



                                     By:      /s/ Walter V. Stafford
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                                              Walter V. Stafford
                                              General Counsel